                                                              EXHIBIT 10(iiii)

              NINTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT


     THIS NINTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made the 16th day of November, 1995, by HANGER ORTHOPEDIC GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), and NATIONSBANK, N.A., successor by merger to Maryland National Bank, its successor and assigns (the "Lender").

                                    RECITALS

     A. The Borrower and the Lender entered into a Financing and Security Agreement dated July 3, 1993, (the same, as amended, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement includes, without limitation, the following amendments:

     Number of Amendment                Date
     -------------------                ----
          First                    November 17, 1993
          Second                   December 22, 1993
          Third                    April 15, 1994
          Fourth                   May 3, 1994
          Fifth                    August 12, 1994
          Sixth                    September 13, 1994
          Seventh                  March 24, 1995
          Eighth                   October 2, 1995

     B. Pursuant to the provisions of the Financing Agreement, the Lender has from time to time made certain credit facilities available to the Borrower, including the following: (i) a revolving credit facility in the current maximum principal amount of $13,000,000 (the "Revolving Loan"); (ii) one or more term loans in the aggregate principal amount of $2,375,000 (the "Term Loans"); and (iii) an acquisition loan in the principal amount of $3,000,000 (the "Acquisition Loan").

     C. The Borrower has requested that the Lender agree to eliminate the scheduled reductions of the Revolving Credit Committed Amount and to maintain the Revolving Credit Committed Amount at $13,000,000. The Borrower has also requested that the Lender extend the maturity date of the Revolving Loan, increase the limit on the Borrower's capital expenditures and eliminate the Revolving Line of Unused Line Fee and make certain other changes in the Financing Agreement.
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     D.   The Lender is willing to agree to the Borrower's requests on the condition, among others, that this Agreement be executed.

                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

     1. The Borrower and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2.   Amendments.  The Financing Agreement is hereby amended as follows:

          (a) Elimination of Certain Definitions. Effective as of the date hereof, the following definitions shall henceforth be eliminated from Section
1.1 of the Financing Agreement:

               "Revolving Credit Unused Line Fee"

               "Revolving Loan Mandatory Prepayment" and "Revolving Loan Mandatory Prepayments"

          (b) Modification of Certain Definitions. Effective as of the date hereof, the following definitions in Section 1.1 of the Financing Agreement are amended and restated as follows:

          "Eligible Inventory" means all of the Borrower's and each of its Subsidiary's Inventory, valued at the lowest of (a) the Borrower's and each of its Subsidiary's net purchase cost or net manufacturing cost, (b) the lowest bulk market price, (c) the Borrower's and each of its Subsidiary's lowest bulk selling price, minus estimated expenses for completion and disposal, and minus an allowance for normal profit margin for bulk sales, (d) any ceiling prices which may be established by any Laws of any Governmental Authority or (e) prevailing market value, excluding, however, any Inventory which consists of (i) any goods located outside of the United States, (ii) any goods located outside of a State in which the Lender has properly and unavoidably perfected its security interests by filing, free and clear of all other Liens, (iii) any goods not in the actual possession of, or in transit to, or from, the Borrower or any Subsidiary, (iv) any goods in the possession of a bailee, warehouseman, consignee or similar third party, (v) work-in-process, (vi) any goods the sale or other disposition of which has given rise to a Receivable, (vii) any goods as to


















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     which the Lender determines in the exercise of its sole and absolute discretion at any time and in good faith are defective, unmerchantable, slow moving or obsolete, and (viii) any goods which the Lender in the good faith exercise of its sole and absolute discretion has deemed to be ineligible because the Lender otherwise considers the collateral value thereof to the Lender to be impaired or its ability to realize such value to be insecure. In the event of any dispute, under the foregoing criteria, as to whether goods are, or have ceased to be, Eligible Inventory, the decision of the Lender in the good faith exercise of its sole and absolute discretion shall control.

          "Eligible Receivable" and "Eligible Receivables" mean, at any time of determination thereof, each Account which conforms and continues to conform to the following criteria to the satisfaction of the Lender: (a) the account arose in the ordinary course of the Borrower's or any Subsidiary's business from a bona fide outright sale or lease of goods by the Borrower or a Subsidiary, or from services performed by the Borrower, and (i) such goods have been delivered to the appropriate Account Debtors or their respective designees, the Borrower or a Subsidiary has in its possession shipping and delivery receipts evidencing such shipment and delivery, no return, rejection or repossession has occurred, and such goods have been finally accepted by the Account Debtor, or (ii) such services have been satisfactorily completed and accepted by the appropriate Account Debtor; (b) the Account is based upon an enforceable order or contract, written or oral, for goods delivered or for services performed, and the same were shipped, held, or performed in accordance with such order or contract; (c) the title of the Borrower or its Subsidiary to the Account and, except as to the Account Debtor and any creditor which finances the Account Debtor's purchase of such goods, to any goods is absolute and is not subject to any prior assignment, claim, Lien, or security interest, except Permitted Liens and Liens created by the Account Debtors in connection with their interests in the goods, and the Borrower or its Subsidiary otherwise have the full and unqualified right and power to assign and grant a security interest in it to the Lender as security and collateral for the payment of the Obligations; (d) the amount shown on the books of the Borrower or its Subsidiary and on any invoice, certificate, schedule or statement delivered to the Lender is owing to the Borrower or its Subsidiary and no partial payment has been received unless reflected with that delivery; (e) the Account is not subject to any claim of reduction, counterclaim, setoff, recoupment, or other defense in law or equity, or any claim for credits, allowances, or adjustments by the Account Debtor because of returned, inferior, or damaged goods or unsatisfactory





















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     services, or for any other reason; (f) the Account Debtor has not returned or refused to retain, or otherwise notified the Borrower or any Subsidiary of any dispute concerning, or claimed nonconformity of, any of the goods or services from the sale of which the Account arose; (g) the Account is not outstanding more than one hundred twenty (120) days from the date of the invoice therefor; (h) the account is not owing by any Account Debtor for which the Lender has deemed fifty percent (50%) or more of such Account Debtor's other accounts (or any portion thereof) due to the Borrower to be non-Eligible Receivables; (i) the Account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the assignment by the Borrower to the Lender of the Account arising with respect thereto; (j) the Account Debtor is not a Subsidiary or other Affiliate of the Borrower; (k) the Account Debtor is not incorporated in or primarily conducting business in any jurisdiction located outside of the United States of America; (l) the Borrower or any Subsidiary is not indebted in any manner to the Account Debtor, with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by the Borrower or any Subsidiary in the ordinary course of their businesses,
     (m) no part of the Account represents a progress billing or a retainage, and (n) the Lender in the exercise of its sole and absolute discretion has not deemed the Account ineligible because of uncertainty as to the creditworthiness of the Account Debtor or because the Lender otherwise considers the collateral value thereof to the Lender to be impaired or its ability to realize such value to be insecure. In the event of any dispute, under the foregoing criteria, as to whether an account is, or has ceased to be, an Eligible Receivable, the decision of the Lender in the exercise of its sole and absolute discretion shall control.

               "Revolving Credit Expiration Date" means June 30, 1997.

          (c) Addition of Certain Definitions. Effective as of the date hereof, the following definitions shall be added to Section 1.1 of the Financing Agreement:

               "Borrowing Base" shall have the meaning given such term in
     Section 2.1.10.

               "Borrowing Base Deficiency" shall have the meaning given such term in Section 2.1.10.
























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               "Borrowing Base Report" and "Borrowing Base Reports" shall have the meaning given such terms in Section 2.1.10.

          (d) Revolving Credit Facility Fee. Effective as of the date hereof, Section 2.1.8 of the Financing Agreement is amended and restated in its entirety as follows:

               2.1.8 Revolving Credit Facility Fee. The Borrower shall pay to the Lender a revolving credit commitment fee, (a "Revolving Credit Facility Fee") on June 30, 1996 in an amount equal to Twenty Five Thousand Dollars ($25,000).

          (e) Elimination of Mandatory Reduction. Effective as of the date hereof, Section 2.1.9 of the Financing Agreement is deleted in its entirety.

          (f) Elimination of Revolving Credit Unused Line Fee. Effective as of the date hereof, existing Section 2.1.10 of the Financing Agreement is deleted in its entirety.

          (g) Borrowing Base. Paragraph 3 of the Fifth Amendment to Financing and Security Agreement dated August 12, 1994 is hereby deleted and is replaced by replacement Section 2.1.10:

               2.1.10 Borrowing Base for Revolving Loan. (a) From and after April 1, 1996, the Revolving Credit Committed Amount shall equal the lesser of (i) $13,000,000, or (ii) the most current Borrowing Base (as hereinafter defined). As used herein, the term "Borrowing Base" means at any time an amount equal to the aggregate of (i) eighty percent (80%) of the amount of Eligible Receivables, plus (ii) fifty percent (50%) of the amount of Eligible Inventory but not to exceed $7,000,000.

                    (b) If at any time during the period referenced in sub-part (a) of this Section the outstanding principal amount outstanding under the Revolving Loan exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrower shall pay to the Lender the Borrowing Base Deficiency on demand from time to time. Without implying any limitation on the Lender's discretion with respect to determining the Borrowing Base, the criteria for Eligible Receivables and for Eligible Inventory contained in the respective definitions of Eligible Receivables and of Eligible Inventory are in part based





















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     upon the business operations of the Borrower and the Subsidiaries existing on or about the date of this Agreement and upon information or records furnished to the Lender by the Borrower and its Subsidiaries. If at any time or from time to time hereafter, the business operations of the Borrower or any of its Subsidiaries change so as to impair the financial condition of the Borrower or any of its Subsidiaries or impair the value of Collateral or such information or records furnished to the Lender are materially incorrect or materially misleading, the Lender in its discretion, may at any time and from time to time during the duration of the Financing Agreement upon prior written notice to the Borrower change such Borrowing Base criteria and add new Borrowing Base criteria.

                    (c) The Borrower will furnish to the Lender no less frequently than the fifteenth day of each month and at such other times as may be requested by the Lender a report of the Borrowing Base (each a "Borrowing Base Report"; collectively, the "Borrowing Base Reports") in the form required from time to time by the Lender, appropriately completed and duly signed. The Borrowing Base Report shall contain the amount and payments on the Receivables, the value of the Inventory and the calculations of the Borrowing Base as of the end of the preceding month, all in such detail, and accompanied by such supporting and other information, as the Lender may from time to time request. Upon the Lender's request and upon the creation of any Receivables, or at such intervals as the Lender may require, the Borrower shall provide the Lender with: (a) confirmatory assignment schedules; (b) copies of Account Debtor invoices; (c) evidence of shipment or delivery; (d) such further schedules, documents and/or information regarding Receivables and the Inventory as the Lender may reasonably require. The items to be provided under this subsection shall be in form satisfactory to the Lender and certified as true and correct by a Responsible Officer, and delivered to the Lender from time to time solely for the Lender's convenience in maintaining records of the Collateral. The Borrower's failure to deliver any of such items the Lender shall not affect, terminate, modify or otherwise limit the Lender's security interest in the Collateral.

          (h)  Capital Expenditures.  Effective as of the date hereof, Section
6.4.5 of the Financing Agreement is amended and restated in its entirety as follows:
























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               6.4.5  Capital Expenditures.  Without the prior written
     consent of the Lender, the Borrower will not, or will not permit any Subsidiary to, directly or indirectly (by way of the acquisition of the securities of a Person or otherwise other than the Acquisitions permitted by this Agreement), make any expenditure in respect of the purchase or other acquisition (including by way of incurring Lease Obligations which should be, in accordance with GAAP, capitalized) of Fixed or Capital Assets (excluding normal replacements and maintenance which are properly charged to current operations in the ordinary course of business) in the aggregate for the Borrower and their Subsidiaries (taken as a whole) in any Fiscal Year exceeding One Million Two Hundred Thousand Dollars ($1,200,000).

     3. Conditions Precedent. This Agreement shall become effective on the date the Lender receives the following documents, each of which shall be satisfactory in form and substance to the Lender:

          (a) this Agreement executed and delivered by the Borrower and the Guarantors;

          (b) a certificate of an officer of the Borrower to the effect that there has been no change to the Articles of Incorporation or Bylaws of the Borrower as delivered to the Lender in connection with the Loans made under the Financing Agreement, all evidence of all actions taken by the Borrower approving each Financing Document to which it is a party and as to the incumbency and the specimen signature of each officer of the Borrower executing this Agreement, and other documents executed in connection herewith and a certification by the President or Vice President of the Borrower as to the incumbency and signature of the Secretary of the Borrower and any other documents as the Lender may reasonably require the Borrower to execute in form and substance acceptable to the Lender; and

          (c) proof that the Borrower has paid all costs and expenses of the Lender in connection with the Loans and with this Agreement, including but not limited to all Lender's attorneys' fees.

     4. Representations; No Novation. The Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrower represents and warrants that there exists no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default under the Financing Documents. The Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.





















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
     5. Lender Release. The Borrower acknowledges and warrants that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrower in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Borrower hereby waiving and releasing any claims to the contrary.

     6. Expenses. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel and all recording fees, taxes and charges.

     7. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrower agrees that the Lender may rely on a telecopy of any signature of any Borrower. The Lender agrees that the Borrower may rely on a telecopy of this Agreement executed by the Lender.

     8. Entire Agreement. This Agreement contains the entire understanding between the Lender and the Borrower with respect to the subject matter hereof and supersedes any prior understandings and agreements between them respecting the subject matter hereof.

     9. Governing Law. This Agreement is one of the Financing Documents in the Financing Agreement and shall be governed by and construed in accordance with the laws of the State of Maryland and shall be deemed an instrument under seal pursuant to said law.

     10. Headings. The headings and captions used in this Agreement are for the convenience of the parties only and are not a part of this Agreement.


     IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement under seal as of the date and year first written above.




























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ATTEST:                       HANGER ORTHOPEDIC GROUP, INC.



                              By:                      (SEAL)
-------------------------        ----------------------
              , Secretary        Richard A. Stein
--------------                   Vice President


WITNESS: NATIONSBANK, N.A., as successor by merger to Maryland National Bank



                              By:                      (SEAL)
-------------------------        ----------------------
                                 Louise M. Webster
                                 Vice President















































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
                            AGREEMENT OF GUARANTORS

     The undersigned are the "Guarantors" under various Guaranty of Payment Agreements, dated July 2, 1993 and a Confirmation of Guaranty and Security Agreement dated September 13, 1994 (collectively, as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor
of the foregoing Lender.   In order to induce the Lender to enter into the
foregoing Agreement, the undersigned (a) consent to the transactions contemplated by, and agreements made by the Borrower under, the foregoing Agreement, and (b) ratify, confirm and reissue the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty. Without limiting the foregoing, the undersigned acknowledge and agree that the Obligations (defined in the Financing Agreement) are covered by the Guaranty.

     WITNESS signatures and seals of the undersigned as of the date of the Agreement.


                              GUARANTORS:

ATTEST:                       ALBUQUERQUE PROSTHETIC CENTER, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       CAPITAL ORTHOPEDICS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       COLUMBIA BRACE ACQUISITION CORP.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:





















                                      10
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ATTEST:                       DORSCH PROSTHETICS & ORTHOTICS,
                              INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       DOBI-SYMPLEX, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       GREINER AND SAUR ORTHOPEDICS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       J.E. HANGER, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       J.E. HANGER OF CALIFORNIA, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       MEMPHIS ORTHOPEDIC, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:

















                                      11
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ATTEST:                       RALPH STORRS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       SCOTT ORTHOPEDICS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       SCOTT ORTHOPEDICS OF NORTHERN
                              COLORADO, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       YORK PROSTHETICS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       ZIELKE ORTHOTICS & PROSTHETICS,
                              INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:
























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